FIRST FUNDS
FIRST CALIBER EQUITY
Class A
Trust Class
Prospectus Supplement Dated November 29, 2007
To the Funds’ Prospectus dated August 28, 2007
On December 10, 2007, First Caliber Equity will be issuing a payment in the form of a capital gain distribution resulting from securities sold within the Fund for the period ended October 31, 2007. Based on outstanding shares at close of business on October 31, 2007, the approximate amount of the distribution is $2.46 per share. This amount is subject to change based on the number of outstanding shares on the record date, which is December 6, 2007.
This capital gain distribution estimate for the record date of December 6, 2007 is preliminary and subject to change. It does not include any estimates for ordinary income distributions that may also be declared, if any. Actual distributions may vary significantly from this estimate.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE